SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2009
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment (this “Amendment”) to the Current Report on Form 8-K of Waste Management, Inc. (the “Company”) dated and furnished with the Securities Exchange Commission on July 30, 2009 (the “Original Report”) is being furnished to (i) set forth the correct date of the quarter for which earnings were announced, which is June 30, 2009, not March 31, 2009, as set forth in Item 2.02 of the Original Report; (ii) correct the access code to be used to access the conference call, which is 16261765, not 90934084, as was set forth in Item 2.02 the Original Report; and (iii) add the telephone number to call to listen to the archived replay of the conference call. Item 2.02 is corrected and restated in its entirety; there were no changes to the other information set forth in the Form 8-K or the exhibit attached to the Original Report.
Item 2.02. Results of Operations and Financial Condition.
     Waste Management, Inc. (the “Company”) issued a press release this morning, announcing its earnings for the quarter ended June 30, 2009, a copy of which is attached hereto as exhibit 99.1.
     The Company is holding a conference call, open to the public, to discuss these results, from 9:00 a.m. to 10:00 a.m. Central time this morning. The call will be webcast live, and may be heard by accessing the Company’s website at www.wm.com. The call may also be listened to by calling (877) 710-6139 and entering the access code 16261765. The replay of the call can be listened to by dialing (800) 642-1687 and entering the access code 16261765.

     On the conference call, management of the Company is expected to discuss results of operations using certain non-GAAP financial measures that are included in the Company’s press release. The Company has provided information regarding its use of these non-GAAP measures and reconciliations of them to their most comparable GAAP measures in the press release that is attached to this Form 8-K as exhibit 99.1 and the schedules thereto.
     Management also is expected to discuss operating expenses as a percentage of revenue as adjusted for the negative impact of the costs to withdraw from an underfunded multi-employer pension plan. Management believes that a discussion of this non-GAAP measure provides investors with information to enable them to evaluate the Company’s ability to manage its normal operating costs as revenues have declined. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP.
     The reconciliation of operating expenses as a percentage of revenue to the adjusted measure is shown below (dollars in millions, except per share amounts):

	Quarters Ended June 30,
	2009	2008
As reported:
Revenues	$2,952	$3,489
Operating expenses	$1,786	$2,181

Operating Expenses as a percent of Revenues	60.5%	62.5%

	Quarters Ended June 30,
	2009	2008
Adjustments — Impact of multi-employer pension withdrawal costs
Revenues	$—	$—
Operating expenses	$(9)	$—

As adjusted:
Revenues	$2,952	$3,489
Operating expenses	$1,777	$2,181

Adjusted Operating Expenses as a percent of Revenues (a)	60.2%	62.5%

(a)	Decrease in Operating Expenses as a percent of Revenues, as adjusted, of 230 basis points.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: July 30, 2009	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President